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                                     SUBSIDIARY LIST - as of November 19, 1999

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           NAME OF COMPANY               STATE OF INCORPORATION   NAMES UNDER WHICH IT IS DOING BUSINESS1
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A.G.A. Flowers, Inc.                   Nevada
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Buning Acquisition, Inc.               Florida                    Buning the Florist
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GS Arizona, Inc.                       Arizona                    Cactus Flower, San Diego Florist, Podesta Baldocchi, Boesen The
                                                                  Florist, Flower Patch, Coe's Campus Florist, Donofrio Floral
                                                                  Co., Chula Vista Floral Co., Flowers by Posie Post, Desert
                                                                  Gold, Jory's Flowers & Gifts, Azzaro's San Francisco Floral
                                                                  Co., Vallejo City Floral Co., Rossi & Rovetti Flowers, Franco's
                                                                  Florist, Holiday Flowers of San Diego
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Calyx & Corolla, Inc.                  California
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Credit Card Management System, Inc.    Oklahoma                   Florafax
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Dr. Delphinium Designs, Inc.           Nevada
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Eastern Floral & Gift Shop, Inc.       Michigan                   Nature Nook Flowers, Country Lane Flower Shops, Flower Station,
                                                                  Norton's Flowers, Durant's Flowers, Hon's Flowers Co., Dearborn
                                                                  Flower Shoppe, Ada Greenery, Hearts & Roses, Powell's Flowers &
                                                                  Gifts, Black-Eyed Susan Floral, Mary Jane Flowers, Flowers by
                                                                  Jo, Flowers by Maureen, Main Street Flowers
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Florafax Financial Services Corp.      Delaware
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Flower Club International, Inc.        Florida                    Florafax
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Flower Franchising, Inc.               Pennsylvania               Royer's Flowers, Phoebe's Flowers, McCarthy Flowers

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Gerald Stevens Georgia, L.P.           Georgia                    Martina's Flowers, Suzanne's Flowers
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Gerald Stevens Retail, Inc.            Delaware                   Nature Nook Flowers
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Gerald Stevens Texas, L.P.             Texas                      Dr. Delphinium Designs, Avant Garden, The Rose Shop, Gumz
                                                                  Flowers, Corner Florist, Connor's Flowers, Bloomingfield's
                                                                  Florist, Especially For You Flowers, Zen Floral, Blanton Niday,
                                                                  Shaw Florist, Apples to Zinnias
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Gerald Stevens Wisconsin Limited       Wisconsin                  Preuss Flowers, Sunnyside Florists & Gifts, Baumgarten-Kreuger,
Partnership                                                       Flower Boutique
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GS Accounts Receivable Co.             Nevada
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GS Call Center Co.                     Florida
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GS Call/Credit Card Holding Co.        Nevada
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GS Catalog Holding Co.                 Nevada
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GS Database Co.                        Nevada
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GS Database Management Co.             Nevada
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GS East Holding Co.                    Nevada                     Pine Hill Florist
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GS Florida Flowers, Inc.               Florida                    Daniel Franchise Systems
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GS Gift Certificate Co.                Florida
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Gerald Stevens Properties, Inc.        Nevada
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GS Intangibles Management Co.          Nevada
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GS Interactive, Inc.                   Nevada
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GS Finance Co.                         Nevada
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GS Internet Holding Co.                Nevada
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GS Master Holding Co.                  Nevada
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Gerald Stevens Operations Co.          Florida
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GS Retail Holding Co                   Nevada
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GS Missouri, Inc.                      Missouri                   Nettie's Flower Garden
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GS South Carolina, Inc.                South Carolina             Rosewood Florists, Buddy's Flower & Gift Shop
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GS Tennessee, Inc.                     Tennessee                  Hartman Flowers
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GS Texas General, Inc.                 Texas
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GS Wisconsin General, Inc.             Wisconsin                  Alan Preuss Florists, Harvey O. Preuss Flowers, Lockers Flowers
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GSI Acquisition, Inc.                  Florida                    Jennie's Flowers, Flamingo Florist, Mona's Flowers, Jean Reba's
                                                                  Flowers, Orlando Florist, Flowers by Cindy, Arrae Flowers,
                                                                  Exotic Gardens
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J.J. Fallon Company, Inc.              North Carolina             Fallon's, Flowers in Woodcroft, The Blossom Shop
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Kuhn & Exotic LLC                      Florida                    Orlando Florist, Andrade's Flowers, Kuhn Flowers, Exotic Flowers
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Maple Lee Flowers, Inc.                Ohio                       Connell Flowers, Flowers by David's Square, Maple Lee Flowers

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Martina's NV, Inc.                     Nevada
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Martina's, Inc.                        Georgia                    Martina's Flowers, John Wolf Florist, Flowers From Holland,
                                                                  Weinstock's Flowers & Gifts, Suzanne's Flowers, Anderson's
                                                                  Flowers, Atlanta Premier Florists, A Harts & Flowers
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National Flora Florida, Inc.           Florida                    National Flora, Cambridge Flowers
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National Flora, Inc.                   Oregon                     Flowertime, A-Florist
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Preuss Acquisition Corp.               Nevada
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Gerald Stevens Delaware, Inc.          Delaware
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Gerald Stevens Pittsburgh, Inc.        Pennsylvania               Shackelford's & Maxwell's, Johnston's The Florist, Western
                                                                  Pennsylvania Floral, Johnson's Floral Academy, Wilson's Flowers
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The Rose Shop, Inc.                    Texas
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Thrifty Acquisition, Inc.              Michigan                   Thrifty's Flowers
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1 In addition to "Gerald Stevens."